SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                  DIMECO, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



            Pennsylvania                                   23-2250152
-----------------------------                          -------------------
     (State of Incorporation                           (IRS Employer
          or Organization)                             Identification No.)


800-822 Church Street, Honesdale, Pennsylvania                18431
----------------------------------------------             ----------
(Address of Principal Executive Offices)                   (Zip Code)

If this form relates to the registration of a class of          If this form relates to the registration of a class of
securities pursuant to Section 12(b) of the Exchange Act        securities  pursuant to Section 12(g) of the Exchange Act
and is effective pursuant to General Instruction A.(c),         and is effective pursuant to General Instruction A.(d),
please check the following box.|_|                              please check the following box.|X|

Securities  Act  registration  statement file number to which this form relates: 33-58936

Securities to be registered pursuant to Section 12(b) of the Act:


Title of Each Class                   Name of Each Exchange on Which
To be so Registered                   Each Class is to be Registered
-------------------                   ------------------------------
None                                                N/A


Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, par value $0.50 per share
---------------------------------------
          (Title of class)

Ru
                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant's Securities to be Registered

         Please refer to page 44 of Dimeco, Inc.'s Registration Statement No. 33-58936 on Form S-4EF, originally filed with the SEC on February 26, 1993.

Item 2.  Exhibits

3(A)     Articles of Incorporation of Dimeco, Inc.*

3(B)     Bylaws of Dimeco, Inc.*

-----------------
* Incorporated herein by reference to Exhibits 3(A) (Articles of Incorporation) and 3(B) (Bylaws) to the Registration Statement of Dimeco, Inc. on Form S-4EF (Registration No. 33-58936), which was originally filed with the Securities and Exchange Commission on February 26, 1993.

                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            DIMECO, INC.



Date: February 26, 2002                     By:  /s/Gary C. Beilman
                                                 -------------------------------
                                                 Gary C. Beilman
                                                 Chief Executive Officer